February 27, 2026
Summary Prospectus

Vanguard High-Yield Tax-Exempt Fund
Investor Shares & Admiral™ Shares
Vanguard High-Yield Tax-Exempt Fund Investor Shares (VWAHX)
Vanguard High-Yield Tax-Exempt Fund Admiral Shares (VWALX)
The Fund’s statutory Prospectus and Statement of Additional Information dated February 27, 2026, as may be amended or supplemented, are incorporated into and made part of this Summary Prospectus by reference.
Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at www.vanguard.com/prospectus and https://personal.vanguard.com/us/literature/reports/MFs. You can also obtain this information at no cost by calling 800-662-7447 or by sending an email request to online@vanguard.com.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Investment Objective
Vanguard High-Yield Tax-Exempt Fund (the “Fund”) seeks to provide a high and sustainable level of current income that is exempt from federal personal income taxes.
Fees and Expenses
The following tables describe the fees and expenses you may pay if you buy, hold, and sell Investor Shares or Admiral Shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Shareholder Fees
(Fees paid directly from your investment)
	Investor Shares	Admiral Shares
Sales Charge (Load) Imposed on Purchases	None	None
Purchase Fee	None	None
Sales Charge (Load) Imposed on Reinvested Dividends	None	None
Redemption Fee	None	None
Account Service Fee Per Year (for certain fund account balances below $5,000,000)	$25	$25
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)
	Investor Shares	Admiral Shares
Management Fees	0.16%	0.08%
12b-1 Distribution Fee	None	None
Other Expenses	0.01%	0.01%
Total Annual Fund Operating Expenses	0.17%	0.09%
Examples
These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.
	1 Year	3 Years	5 Years	10 Years
Investor Shares	$17	$55	$96	$217
Admiral Shares	$9	$29	$51	$115

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 37% of the average value of its portfolio.
Principal Investment Strategies
The Fund employs an active management approach, investing mainly in state and local municipal bonds. The Fund invests in municipal bonds that the advisor believes will generate a high and sustainable level of current income. The Fund primarily purchases municipal bonds rated investment-grade as determined by a nationally recognized statistical rating organization (e.g., Baa or higher by Moody’s) or (if unrated) determined to be of comparable quality by the advisor, but may invest up to 20% of its assets in municipal bonds rated below investment-grade. As a matter of fundamental policy, under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities whose income is exempt from federal income tax.
The Fund expects to maintain a dollar-weighted average maturity of 10 to 25 years, but has no limitations on the maturities of individual securities.
Principal Risks
As with any investment, an investment in the Fund could lose money over any time period. The Fund’s share price and total return may fluctuate, potentially within a wide range. The principal risks of investing in the Fund are summarized below. Each of the following risks could affect the Fund’s performance:
• General Market Risk. The markets in which the Fund invests can be affected by a variety of factors. These factors, which can be real or perceived, may include economic, market, political, and regulatory conditions and developments as well as local, regional, or global events such as wars, military conflicts, natural disasters, and public health issues. In addition, investor sentiment and expectations regarding these factors can also impact the markets. Different parts of the market, including different industries and sectors as well as different types of securities, may react differently to factors that affect the market. These factors can contribute to market uncertainty, market volatility, and fluctuations in the value of the Fund’s investments, thereby resulting in potential losses to the Fund over short or long periods.
• Investing in Bond Markets. The Fund may be impacted by the general condition of the bond markets and by factors that affect bonds and bond issuers. For example, as a general rule, bond prices and interest rates move in opposite directions. When interest rates rise, bond prices tend to fall, and when interest rates fall, bond prices tend to go up. Bond income also is affected by changes in interest rates. Interest rates can rise or fall for a number of reasons, including, but not limited to, central bank monetary policy, inflationary or deflationary pressures, and changes in general market and economic conditions. Changing interest rates, including, but not limited to, rates that fall below zero, could have unpredictable effects on the overall market and may expose the bond markets in particular to heightened volatility and potential illiquidity. The degree to which the Fund is impacted by certain bond market risks may vary based on factors disclosed in its principal investment strategies, such as the types of bonds in which it invests and the overall credit quality, average maturity, and/or average duration of its bond holdings.
• Investing in the Municipal Bond Market. In addition to the general risks associated with investing in bonds, municipal bonds are subject to unique risks. The values of the Fund’s municipal bond holdings could be impacted significantly by economic, regulatory, political, or other developments or circumstances affecting municipal bond issuers. These developments or circumstances could create uncertainty in the municipal bond market and/or adversely impact the ability of municipal bond issuers to make principal and interest payments, which could result in a loss to the Fund. Municipal bonds can vary from one another in a number of ways, which can impact their sensitivity to certain risks. For example, investing in revenue bonds, which make up a significant portion of the municipal bond market, will generally subject the Fund to a higher risk of loss than investing in municipal bonds secured by the full faith, credit, and taxing power of the issuer (general obligation bonds). Because the interest and principal on revenue bonds is payable only from a particular stream of revenue, they generally carry more Credit Risk than general obligation bonds. Revenue bonds also tend to be more sensitive to economic conditions than general obligation bonds, which could make their prices more volatile. The Fund also is subject to the risk that all or a significant portion of its municipal bond holdings will be affected in the same manner. Because many municipal bonds are issued to finance similar projects, conditions in related sectors could have an outsized impact on the municipal bond market. As a result, the Fund may underperform funds that invest more broadly.
• Tax-Exempt Income Risk. There is no guarantee that the interest payable on municipal bonds will remain exempt from federal, state, or local income taxes. Tax-exempt income from the Fund’s municipal bond holdings could be declared taxable, possibly with retroactive effect, due to a variety of circumstances such as tax law changes, adverse interpretations by tax authorities, or noncompliant conduct by a municipal bond issuer. Any of these circumstances could cause the prices of municipal bonds to decline significantly or impair the Fund’s ability to achieve its investment objective.
• Interest Rate Risk. During periods of rising interest rates, bond prices overall may decline, which could result in a decline in the Fund’s value. The prices of longer-term bonds are more sensitive to changes in interest rates than the prices of shorter-term bonds.
• Income Risk. During periods of falling interest rates, the Fund’s income may decline. The income paid by shorter-term bonds is subject to a higher degree of fluctuation than the income paid by longer-term bonds.
• Credit Risk. Credit risk refers to the chance that an issuer will default (fail to meet its credit obligations) or fail to make payments in a timely manner, which could result in a loss to the Fund. In addition, negative perceptions of an issuer’s ability to make payments can cause the price of a security to decline. While all debt securities are subject to credit risk to some extent, those with higher credit quality ratings generally pose less credit risk than those with lower credit quality ratings.
• Municipal Bond Liquidity Risk. Limited trading in the municipal bond market and a relative lack of publicly available information about the financial condition of municipal bond issuers may make municipal bonds more difficult to value or sell than other types of debt securities. If the Fund is unable to sell a security at an advantageous time or price, its returns may be reduced.
• Call Risk. Certain bonds held by the Fund may be callable. The issuer of a callable bond has the right to “call” (redeem) the bond before its maturity date. Calls on bonds held by the Fund would result in the Fund losing any price appreciation above the bond’s call price. In addition, because bond calls occur more frequently during periods of falling interest rates, the Fund likely would be forced to reinvest the proceeds of any called bonds at a lower interest rate than that of the called bonds, resulting in a decline in the Fund’s income and a potential loss in the value of the Fund’s investments. If the proceeds from a called bond generate taxable income, the Fund may need to distribute income subject to federal personal income tax or to the federal alternative minimum tax. Frequent bond calls and subsequent reinvestments of the proceeds also would increase the Fund’s turnover rate.
• Extension Risk. During periods of rising interest rates, certain bonds held by the Fund may be paid off substantially more slowly than originally anticipated. As a result, the value of the bonds may fall, resulting in a decline in the Fund’s income and a potential loss in the value of the Fund’s investments.
• High-Yield Securities. Bonds rated below investment-grade, also referred to as high-yield securities, are considered speculative with respect to the issuer’s ability, or perceptions of the issuer’s ability, to make timely principal and interest payments. They are more volatile, less liquid, and involve greater risk of default than investment-grade securities. Investing in high-yield securities could result in a loss of income and/or principal for the Fund.
• Regional Focus. Economic, political, or regulatory occurrences within a certain state may adversely affect the value of municipal securities offered by issuers located within that state. Because the Fund may invest a large portion of its assets in municipal bonds of issuers located in any one state, its performance may be hurt disproportionately by the poor performance of its investments in that region.
• Active Management. The Fund is actively managed. The advisor’s security selection and/or strategy execution could cause the Fund to underperform relevant securities markets or other funds with a similar investment objective.
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Annual Total Returns
The following bar chart and table show the Fund’s historical performance and are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the share classes presented compare with those of a broad-based securities market index. Keep in mind that the Fund’s past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance.
Annual Total Returns — Vanguard High-Yield Tax-Exempt Fund Investor Shares

During the periods shown in the bar chart, the highest and lowest returns for a calendar quarter were:
	Total Return	Quarter
Highest	8.88%	December 31, 2023
Lowest	-6.73%	March 31, 2022
Average Annual Total Returns for Periods Ended December 31, 2025
	1 Year	5 Years	10 Years
Vanguard High-Yield Tax-Exempt Fund Investor Shares
Return Before Taxes	3.91%	1.28%	3.05%
Return After Taxes on Distributions	3.91	1.25	3.02
Return After Taxes on Distributions and Sale of Fund Shares	3.97	1.75	3.16
Vanguard High-Yield Tax-Exempt Fund Admiral Shares
Return Before Taxes	4.00%	1.36%	3.14%
Bloomberg Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)	4.25%	0.80%	2.34%
Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are shown only for the Investor Shares and may differ for each share class. After-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares may be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

Investment Advisor
The Vanguard Group, Inc. (Vanguard) through its wholly owned subsidiary, Vanguard Capital Management (VCM). VCM exercises portfolio management responsibilities for the Fund.
Portfolio Managers
Adam M. Ferguson, CFA, Portfolio Manager at VCM. He has co-managed the Fund since 2023.
Mathew M. Kiselak, Principal of Vanguard and Portfolio Manager at VCM. He has managed the Fund since 2010 (co-managed since 2023).
Purchase and Sale of Fund Shares
If you invest directly with Vanguard, you may purchase or redeem shares online through our website (vanguard.com), by mail (The Vanguard Group, P.O. Box 982901, El Paso, TX 79998-2901), or by telephone (800-662-2739). The minimum investment amount required to open a Fund account for Investor Shares or Admiral Shares is generally $3,000 or $50,000, respectively. The minimum investment amount required to add to an existing Fund account is generally $1.

Financial intermediaries, institutional clients, and Vanguard-advised clients should contact Vanguard for information on special eligibility rules that may apply to them regarding Admiral Shares. If you invest in Vanguard fund shares indirectly through an intermediary (including investing in shares through a brokerage account offered by Vanguard Brokerage Services®), please contact that firm directly for more information regarding your eligibility. If you invest in Vanguard fund shares through an employer-sponsored retirement or savings plan, your plan administrator or your benefits office can provide you with detailed information on how you can invest through your plan.
Tax Information
The Fund’s distributions, including any market discount recognized by the Fund’s investments, may be taxable as ordinary income or capital gains. A majority of the income dividends that you receive from the Fund are expected to be exempt from federal income taxes. However, a portion of the Fund’s distributions may be subject to federal, state, or local income taxes or to the federal alternative minimum tax. You should consult your own tax advisor with respect to any particular U.S. or non-U.S. tax consequences of your investment in the Fund.
Payments to Financial Intermediaries
The Fund and its advisor do not pay financial intermediaries for sales of Fund shares.

CFA® is a registered trademark owned by CFA Institute.
“Bloomberg®” and the Bloomberg Municipal Bond Index (the “Index”) are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (“BISL”), the administrator of the index (collectively, “Bloomberg”), and have been licensed for use for certain purposes by Vanguard.
Vanguard High-Yield Tax-Exempt Fund (the “Fund”) is not sponsored, endorsed, sold or promoted by Bloomberg. Bloomberg does not make any representation or warranty, express or implied, to the owners of or counterparties to the Fund or any member of the public regarding the advisability of investing in securities or commodities generally or in the Fund particularly. The only relationship of Bloomberg to Vanguard is the licensing of certain trademarks, trade names and service marks and of the Index, which are determined, composed and calculated by BISL without regard to Vanguard or the Fund. Bloomberg has no obligation to take the needs of Vanguard or the owners of the Fund into consideration in determining, composing or calculating the Index. Bloomberg is not responsible for and has not participated in the determination of the timing, price, or quantities of the Fund to be issued. Bloomberg shall not have any obligation or liability, including, without limitation, to customers of the Fund, in connection with the administration, marketing or trading of the Fund.
BLOOMBERG DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA RELATED THERETO AND SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. BLOOMBERG DOES NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY VANGUARD, OWNERS OF THE FUND OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR ANY DATA RELATED THERETO. BLOOMBERG DOES NOT MAKE ANY EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDEX OR ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, TO THE MAXIMUM EXTENT ALLOWED BY LAW, BLOOMBERG, ITS LICENSORS, AND ITS AND THEIR RESPECTIVE EMPLOYEES, CONTRACTORS, AGENTS, SUPPLIERS, AND VENDORS SHALL HAVE NO LIABILITY OR RESPONSIBILITY WHATSOEVER FOR ANY INJURY OR DAMAGES—WHETHER DIRECT, INDIRECT, CONSEQUENTIAL, INCIDENTAL, PUNITIVE OR OTHERWISE—ARISING IN CONNECTION WITH THE FUND OR INDEX OR ANY DATA OR VALUES RELATING THERETO—WHETHER ARISING FROM THEIR NEGLIGENCE OR OTHERWISE, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF.
Vanguard High-Yield Tax-Exempt Fund Investor Shares—Fund Number 44
Vanguard High-Yield Tax-Exempt Fund Admiral Shares—Fund Number 5044
To request additional information about the Fund, please visit vanguard.com or contact us at 800-662-7447.
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SP 44 022026